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                                                                    EXHIBIT 10.2

                                 ROWECOM INC.

              FORM OF 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                                   ARTICLE I

                                PURPOSE OF PLAN

     This 1998 Non-Employee Director Stock Option Plan (this "Plan") is a stock option plan pursuant to which options to purchase shares of the Common Stock, $0.01 par value per share ("Common Stock"), of RoweCom Inc. (the "Company") will be granted to non-employee directors of the Company. The purpose of this Plan is to attract and retain the services as directors of the Company of qualified persons who are not employees of the Company, to express the Company's appreciation for their service as directors, and to provide them with additional incentives to contribute to the future success of the Company's business.


                                   ARTICLE II

                                  DEFINITIONS

     "Board" means the Board of Directors of the Company.

     "Change in Control" means either of the following transactions:

               (i) any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company, directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, or

               (ii) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members
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          described in the preceding clause (A) who were still in office at the time such election or nomination was approved by the Board.

     "Director" means a member of the Board who is not, and during the twelve months preceding the relevant time of reference, has not been, an employee of the Company or any of its subsidiaries.

     "Fair Market Value" has the following meaning: If, at the time an Option is granted under this Plan, the Common Stock is publicly traded, Fair Market Value will be determined as of the date on which such Option is granted and will be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ National Market System; provided, that in the case of the Options granted hereunder on the date this Plan first becomes effective pursuant to Article X hereof, Fair Market Value will be the initial public offering price at which Shares are offered to the public pursuant to the registration statement referred to in Article X. If the Common Stock is not publicly traded at the time an Option is granted under this Plan, Fair Market Value will be the fair value of a share of the Common Stock as determined by the Board, taking into consideration such factors that as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length private transactions.

     "Option" means an option to purchase shares of Common Stock, granted under this Plan.

     "Option Agreement" means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

     "Optionee" means a person to whom an outstanding Option has been granted under this Plan.

     "Shares" means shares of Common Stock.

                                  ARTICLE III

                          SHARES AVAILABLE FOR OPTIONS
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     A.   Maximum Number of Reserved Shares.  The maximum number of Shares for which Options may be issued under this Plan is _________ (subject to automatic proportionate adjustment in the event of any stock dividend, stock split, stock combination, recapitalization, or other similar event affecting the Common Stock). In the event that an Option granted under this Plan to any Optionee expires or is terminated unexercised as to any Shares covered thereby, such Shares will thereafter again be available for purposes of this Plan.

     B. Adjustment of Number of Shares; Fractional Shares. In the event of any stock dividend, stock split, stock combination, recapitalization, or other similar event affecting the Common Stock and occurring after the date on which an Option is granted, the number and kind of securities for which such Option may thereafter be exercised, and the exercise price payable therefor, will be proportionately adjusted. Immediately prior to the occurrence of any Acquisition or Change of Control, each Option will become fully exercisable with respect to the total number of shares of Common Stock subject to such Option.
No fraction of a share of the Common Stock will be purchasable or deliverable upon exercise of any Option, but in the event any adjustment of the number of Shares covered by the Option causes such number to include a fraction of a Share, such fraction will be adjusted to the nearest smaller whole number of Shares.

                                   ARTICLE IV

                              GRANTING OF OPTIONS

     A.   Automatic Grants.

          (i) Each Director serving as such on the date this Plan becomes effective in accordance with Article X hereof will automatically receive a grant of Options to purchase a number of Shares equal to the quotient of
     (1) $________ divided by (2) the Fair Market Value as of such date; and each other person who first becomes a Director subsequent to such date will automatically receive a grant of Options to purchase a number of Shares equal to the quotient of (1) $_______ divided by (2) the Fair Market Value as of the date such person first becomes a Director; in each case, provided, that the number of Shares so determined will be reduced in proportion to the number of whole months, if any, by which the grantee's remaining term of service as a Director is less than 36 months (giving full retroactive and prospective effect to the classified Board structure that will be in place when this Plan first becomes effective pursuant to Article X hereof). [NOTE THAT THIS IS JUST ONE POSSIBLE WAY OF SETTING UP THE FORMULA.]
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          (ii)    After a Director's initial grant of Options under this Plan, such Director will receive, upon and as of each date on which such Director is reelected as a Director of the Company, an option to purchase a number of Shares equal to the quotient of (1) $________ divided by (2) the Fair Market Value as of such date; provided, that the number of Shares so determined will be reduced in proportion to the number of whole months, if any, by which the term of service as a Director for which such Director is then being reelected is less than 36 months.

          (iii) Each Option will vest (i.e., become exercisable) ratably on the last day of each calendar month during the Optionee's remaining term of service as a Director as of the date of grant; provided, that the Optionee continues to serve as a Director of the Company as of each such vesting date.

          (iv) No Options will be granted after the tenth anniversary of the date on which this Plan first becomes effective in accordance with Article X hereof.

     B. Option Agreement. As soon as practicable after the grant of an Option under this Plan, the Company and the Optionee will enter into a Stock Option Agreement evidencing the Option so granted. Such agreement will be in such form consistent with this Plan as the Board may deem appropriate.


                                   ARTICLE V

                             TERMS OF STOCK OPTIONS

     The terms of Options granted under this Plan will be as follows:

          (i) The option price will be the Fair Market Value of the Shares subject to the Option on the date of grant.

          (ii) Options will not be transferable other than by will or by the laws of descent and distribution, except as may be otherwise determined by the Board. No Option will be subject, in whole or in part, to attachment, execution, or levy of any kind.

          (iii) Each Option will expire and all rights thereunder will end at the expiration of ten years after the date on which it was granted, subject in all cases to earlier termination as provided in this Plan or in the Option Agreement relating to such Option.
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          [(iv)  If an Optionee ceases to be a Director for any reason, such
     Optionee's Options will thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation of service as a director; and upon any such cessation of service as a Director, such remaining rights to purchase will in any event terminate upon the earlier of (A) the expiration of the original term of the option, or (B) if such cessation of service as a Director is on account of death or disability, the expiration of one year from the date of such cessation of service as a Director and, otherwise, the expiration of three months from such date. For purposes of this Plan, the term "disability" will mean "permanent and total disability" as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.] [NOTE: THIS IN ESSENCE TREATS OUTSIDE DIRECTORS' OPTIONS SIMILARLY TO EMPLOYEES' INCENTIVE STOCK OPTIONS. ALTERNATIVELY, OPTIONS COULD REMAIN EXERCISABLE UNTIL THE TENTH ANNIVERSARY OF THE DATE OF GRANT, NOTWITHSTANDING THE OPTIONEES' CEASING TO BE A DIRECTOR.]


                                   ARTICLE VI

                               DELIVERY OF SHARES

     Shares delivered upon the exercise of an Option will be Shares heretofore or hereafter authorized and then unissued, or previously issued shares heretofore or hereafter acquired through purchase in the open market or otherwise, or some of each. No Optionee will have any rights as a stockholder of the Company (including without limitation any rights to vote or to receive dividends or other distributions) in respect of Shares underlying any Option unless and until such Option has been duly exercised and such Shares have been duly issued to such Optionee. No Shares will be delivered upon the exercise of an Option until the Option price has been paid in full in cash or by check. The obligations of the Company to sell and deliver Shares upon exercise of Options will be subject to all applicable laws, rules, and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the relevant committee of the Board. If so required by the Board, no Shares will be delivered upon the exercise of an Option until the Optionee has given the Company a satisfactory written statement that he is purchasing the Shares for investment, and not with a view to the sale or distribution of any such Shares, and with respect to such other matters as the Board may deem advisable in order to assure compliance with applicable securities laws. All Shares issued upon exercise of Options will bear appropriate restrictive legends. The Company may require of any person to whom Options are granted that he or she agree that, if the Company will deem it necessary or desirable to make any public offering of shares of Common Stock, then without the prior written consent of the Company or the managing underwriter of any such offering, he or she
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will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of any Shares issued or issuable pursuant to Options, during such period (not to exceed 210 days) commencing on the effective date of the registration statement relating to such offering as the Company may request.


                                  ARTICLE VII

                           CONTINUATION AS A DIRECTOR

     Neither this Plan nor any Option granted hereunder will confer upon any individual any right to continue as a member of the Board, or limit or otherwise affect any rights of the Company.


                                  ARTICLE VIII

                                 ADMINISTRATION

     This Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of the articles of this Plan are for reference only and will not affect the interpretation or construction of this Plan. The Board or an authorized committee of the Board may make such rules and regulations and establish such procedures as it deems appropriate for the administration of this Plan. In the event of a disagreement as to the interpretation of this Plan or any amendment thereto or any rule, regulation, or procedure thereunder or as to any right or obligation arising from or related to this Plan, the decision of the Board or such committee of the Board will be final and binding upon all persons, including the Company and its stockholders.


                                   ARTICLE IX

                       TERMINATION AND AMENDMENT OF PLAN

     The Board may at any time terminate this Plan or make such modifications of this Plan as it will deem advisable. No termination or amendment of this Plan may adversely affect the rights of any Optionee, as such, without the consent of such Optionee.


                                   ARTICLE X
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                                 EFFECTIVE DATE

     This Plan will become effective as of the effective date of the Company's first effective registration statement to become effective pursuant to the Securities Act of 1933, as amended.
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                                                            BD DRAFT 11/20/98

                                  ROWECOM INC.

                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

             UNDER THE 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     RoweCom Inc. (the "Company") hereby grants, effective as of ____________, 199__ (the "effective date"), to _____________ (the "Optionee") the right and option (the "Director Option") to purchase up to ____________ shares of its Common Stock, $0.01 par value, at a price of $_________ per share, subject to the following terms and conditions.

     1. RELATIONSHIP TO PLAN. This Director Option is granted pursuant to the fixed-grant formula prescribed under the Company's 1998 Non-Employee Director Stock Option Plan (the "Plan"), and is in all respects subject to the terms, conditions, and definitions of the Plan, which will be administered by the Company pursuant to the terms of the Plan. Capitalized terms used and not otherwise defined herein are used as defined in the Plan. The Optionee hereby accepts this Director Option subject to all the terms and provisions of the Plan (including without limitation provisions relating to expiration of the Director Option and adjustment of the number of shares subject to this Director Option and the exercise price therefor). The Optionee further agrees that all decisions under and interpretations of the Plan by the Company will be final, binding, and conclusive upon the Optionee and his or her successors, permitted assigns, heirs, and legal representatives.

     2. VESTING. This Director Option will vest (i.e., become exercisable) ratably on the last day of each calendar month during the Optionee's remaining term of service as a Director as of the date of this Option Agreement; provided, that the Optionee continues to serve as a Director of the Company as of each such vesting date.

     3. TERMINATION. This Director Option will remain exercisable until the tenth anniversary of the effective date of this Option Agreement, unless earlier terminated in accordance with the provisions of the Plan.

     4. "LOCK-UP" AGREEMENT. The Company may require of the Optionee that he or she agree that, if the Company will deem it necessary or desirable to make any public offering of shares of Common Stock, then without the prior written consent of the Company or the managing underwriter of any such offering, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of any shares of Common Stock issued or issuable pursuant to Options, during such period (not to exceed 210 days)
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commencing on the effective date of the registration statement relating to such offering as the Company may request.

     5. METHODS OF EXERCISE. This Director Option will be exercisable by a written notice in the form adopted by the Company, specifying the number of shares to be purchased and be accompanied by payment by cash or check of the aggregate purchase price for the Shares for which this Director Option is being exercised.

     6. GENERAL. The Optionee may not assign any of his or her rights under this Agreement without the prior written consent of the Company, and any attempt to do so will be void. This Agreement will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of the sections of this Agreement are for reference only and will not affect the interpretation or construction of this Agreement. This Agreement will bind and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, and legal representatives.


     IN WITNESS WHEREOF, the Company and the Optionee have executed and delivered this Agreement as an agreement under seal as of the date first above written.

                              ROWECOM INC.



                              By _________________________
                                Name:
                                Title:



                              ____________________________
                              Optionee